SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) May 21, 1997




                         MILLER BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




                                    Delaware
         (State or other jurisdiction of incorporation or organization)




                  0-14651                    36-3228778
       (Commission File number)     (I.R.S. Employer Identification No.)




              58120 County Road 3 South
              P.O. Box 1283
              Elkhart, Indiana                          46515
             (Address of principal executive offices)           (Zip Code)



                                 (219) 295-1214
            (Registrant's telephone number, including area code)





PART II

Item 5.    Other Events


     Pursuant to instruction F of Form 8-K, the information contained in the press release as Exhibit 20.1 (related to a change in the Company's ticker symbol) hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.










































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                MILLER BUILDING SYSTEMS, INC.

Date:  May 21, 1997

                                By:  \Edward C. Craig
                                     Edward C. Craig,
                                     President and Chief
                                     Executive Officer





































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                                LIST OF EXHIBITS


Exhibit
Number

20.1 Press release dated May 21, 1997, announcing the change of ticker symbol to MBSI from MTIK effective when trading opens on June 2, 1997.












































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                                                       Exhibit 20.1

                                        Miller Building Systems, Inc.
                                        P.O. Box 1283
                                        Elkhart, Indiana  46515
                                        (219) 295-1214
                                        FAX (219) 295-2232




FOR IMMEDIATE RELEASE

( MTIK - NASDAQ )

May 21, 1997



                         MILLER BUILDING SYSTEMS, INC.

                       ANNOUNCES CHANGE IN TICKER SYMBOL




Miller Building Systems, Inc. announced today that it will change its ticker symbol to MBSI from MTIK. The change will more closely align the ticker symbol with the corporate name and will be effective when trading opens on June 2, 1997.

Miller Building Systems, Inc. through its subsidiaries, Miller Structures, Inc. and Miller Telecom, Inc. markets, designs, fabricates, and distributes building modules. These modules are assembled at the job site to comprise a finished building. A broad variety of applications serve the public and private business sectors with uses in commercial, institutional and telecommunications markets. The subsidiaries of Miller Buildings Systems, Inc. operate from six locations in the continental United States. Miller Building Systems, Inc. is a public company trading on the NASDAQ under the symbol MTIK.
                                     # # #
For further information contact:

     Edward C. Craig                              Thomas J. Martini
     President and Chief             or           Secretary and Treasurer
     Executive Officer
     (219) 295-1214                               (219) 295-1214

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